UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 7, 2025

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 East Kilbourn Avenue, Suite 1200, Milwaukee, Wisconsin 53202-4-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 7, 2025, upon approval by the shareholders of The Marcus Corporation (the “Company”) at its 2025 Annual Meeting of Shareholders( (the “Annual Meeting”), The Marcus Corporation 2025 Omnibus Incentive Plan (the “Plan”) became effective. The Plan allows for the granting of equity and cash incentive awards to eligible individuals, including the issuance of up to 2,000,000 shares of the Company’s common stock (“Common Shares”) pursuant to awards under the Plan. A description of the material terms of the Plan is set forth under the heading “Proposal 2 — Approval of Marcus Corporation Omnibus Incentive Plan” in the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 26, 2025, which description is hereby incorporated into this Item 5.02 by reference. As described under “New Plan Benefits” in the Proxy Statement, the 2,000,000 Common Shares reserved under the Plan included a total of 135,038 Common Shares reserved for settlement of awards made in February 2025 to certain employees of the Company, including named executive officers, that were subject to and contingent upon shareholder approval of the Plan. The text of the Plan is attached to this Current Report as Exhibit 10.1, and is hereby incorporated into this Item 5.02 by reference.

Item 5.07Submission of Matters to a Vote of the Security Holders.
The Company held its 2025 Annual Meeting on May 7, 2025. Set forth below is information regarding the results of the matters voted on by the Company’s shareholders at the Annual Meeting.

(i) Elect ten directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Diane Marcus Gershowitz	86,377,817	821,275	2,695,727
Allan H. Selig	85,196,758	2,002,334	2,695,727
Timothy E. Hoeksema	81,162,806	6,036,286	2,695,727
Bruce J. Olson	86,066,908	1,132,184	2,695,727
Philip L. Milstein	79,573,335	7,625,757	2,695,727
Gregory S. Marcus	86,377,817	821,275	2,695,727
Brian J. Stark	86,354,811	844,281	2,695,727
Katherine M. Gehl	77,639,402	9,559,690	2,695,727
Austin M. Ramirez	87,026,709	172,383	2,695,727
Thomas F. Kissinger	86,142,324	1,056,768	2,695,727

(ii) The Approval of The Marcus Corporation 20205 Omnibus Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast in Favor
84,629,035	2,537,989	32,068	2,695,727	97.09%

(iii) Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast in Favor
89,915,960	1,258,740	24,392	2,695,727	98.62%

(iv) Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025:

Votes For	Votes Against	Abstentions	Percentage of Votes Cast in Favor
89,473,287	413,498	8,034	99.54%

Item 9.01.Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit Number

10.1	The Marcus Corporation 2025 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: May 12, 2024	By:	/s/ Chad M. Paris
Chad M. Paris
Chief Financial Officer and Treasurer